Exhibit 99.10
(Text of graph posted to Ashland Inc.'s website concerning
 Ashland Consumer Markets (Valvoline) premium lubricants % of branded volume)

Premium Lubricants % of Branded Volume

	2006	2007	2008	2009	2010
January	23.9	24.1	25.3	27.6	31.1
February	25.1	21.5	25.7	27.6	28.8
March	24.1	24.3	26.0	31.3	29.2
April	23.3	24.0	23.0	27.7	30.7
May	21.8	26.3	26.3	28.4	28.1
June	22.2	23.2	25.6	30.4
July	22.5	22.2	23.6	27.2
August	23.3	24.8	27.6	27.4
September	20.9	23.9	27.5	26.7
October	21.7	23.6	26.9	28.1
November	20.5	23.4	27.0	26.4
December	22.6	21.8	27.4	30.0